UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2022

NioCorp Developments Ltd.

(Exact name of registrant as specified in its charter)

British Columbia, Canada (State or other jurisdiction of incorporation)	000-55710 (Commission File Number)	98-1262185 (IRS Employer Identification No.)

7000 South Yosemite Street, Suite 115
Centennial, Colorado 80112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (720) 639-4647

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not Applicable	Not Applicable	Not Applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Business Combination Agreement

On September 25, 2022, NioCorp Developments Ltd., a company organized under the laws of the Province of British Columbia (“NioCorp” or the “Company”), GX Acquisition Corp. II, a Delaware corporation (“GXII”), and Big Red Merger Sub Ltd, a Delaware corporation and a direct, wholly owned subsidiary of NioCorp (“Merger Sub”), entered into a business combination agreement (the “Business Combination Agreement”). As a result of the Transaction (as defined below), GXII will become a subsidiary of NioCorp.

The terms of the Business Combination Agreement, which contains customary representations and warranties, covenants, closing conditions and other terms relating to the Transaction, are summarized below. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

Structure

Pursuant to the Business Combination Agreement, among other transactions, the following transactions will occur: (i) Merger Sub will merge with and into GXII, with GXII surviving the merger (the “First Merger”), (ii) all Class A shares in GXII (the “GXII Class A Shares”) that are held by shareholders who have not elected to exercise their redemption rights in connection with the Transaction (the “GXII Public Shareholders”) shall be converted into shares of Class A common stock in GXII (such shares, the “First Merger Class A Shares”), as the surviving company in the First Merger, (iii) NioCorp will purchase all First Merger Class A Shares in exchange for common shares, no par value, of NioCorp (“NioCorp Common Shares”) (the “Exchange”), (iv) NioCorp will assume the GX Warrant Agreement and each GX Warrant that was issued and outstanding immediately prior to the effective time of the Exchange will be converted into a warrant to acquire NioCorp Common Shares (a “NioCorp Warrant”), (v) all of the First Merger Class A Shares will be contributed by NioCorp to 0896800 B.C. Ltd., a company organized under the laws of the Province of British Columbia and a direct, wholly owned subsidiary of NioCorp (“Intermediate Holdco”), in exchange for additional shares of Intermediate Holdco, resulting in GXII becoming a direct subsidiary of Intermediate Holdco, (vi) Elk Creek Resources Corporation, a Nebraska corporation and a direct, wholly owned subsidiary of Intermediate Holdco (“ECRC”), will merge with and into GXII, with GXII surviving the merger as a direct subsidiary of Intermediate Holdco (the “Second Merger”), and (vii) following the effective time of the Second Merger, each of NioCorp and GXII, as the surviving company of the Second Merger, will effectuate a reverse stock split with the ratio to be mutually agreed by the parties. The transactions contemplated by the Business Combination Agreement and the Ancillary Agreements (as defined below) are referred to, collectively, as the “Transaction.”

Consideration

Pursuant to the Business Combination Agreement, upon consummation of the First Merger, each GXII Class A Share that is held by a GXII Public Shareholder shall be converted into a First Merger Class A Share. In connection with the Exchange, NioCorp will exercise its unilateral option to purchase each First Merger Class A Share in exchange for 11.1829212 NioCorp Common Shares. As a result, each GXII Public Shareholder (excluding those who elect to exercise their redemption rights in connection with the Transaction) will ultimately be issued NioCorp Common Shares.

Pursuant to the Business Combination Agreement, upon consummation of the First Merger, each Class B share in GXII (other than certain shares that may be forfeited in accordance with the GXII Support Agreement (as defined below)) will be converted into one share of Class B common stock in GXII (such shares, the “First Merger Class B Shares”), as the surviving company in the First Merger. Upon consummation of the Second Merger, each of the First Merger Class B Shares will be converted into 11.1829212 Class B common shares of GXII (each, a “Second Merger Class B Share”), as the surviving company in the Second Merger. Each Second Merger Class B Share will be exchangeable into NioCorp Common Shares on a one-for-one basis, subject to certain equitable adjustments, in accordance with the terms of the Exchange Agreement (further described below).

Pursuant to the Business Combination Agreement, in connection with the First Merger and the assumption by NioCorp of the GX Warrant Agreement, each GX Warrant that is issued and outstanding immediately prior to the Exchange Time shall be converted into one NioCorp Warrant pursuant to the GX Warrant Agreement. Each NioCorp Warrant shall be exercisable solely for NioCorp Common Shares, and the number of NioCorp Common Shares subject to each NioCorp Warrant shall be equal to the number of shares of GXII common stock subject to the applicable GX Warrant multiplied by 11.1829212, with the applicable exercise price adjusted accordingly.

Following the effective time of the Second Merger, NioCorp will effectuate a reverse stock split of the issued NioCorp Common Shares, and GXII will effectuate a proportionate reverse stock split of the Second Merger Class A Shares and the Second Merger Class B Shares at a to-be-determined ratio.

The NioCorp Common Shares are traded on the Toronto Stock Exchange (the “TSX”) under the symbol “NB” and on the OTC Markets trading platform under the symbol “NIOBF.” GXII units, GXII Class A Shares and public warrants are currently listed on The Nasdaq Stock Market LLC (“Nasdaq”), under the symbols “GXIIU,” “GXII” and “GXIIW,” respectively. NioCorp currently anticipates that, following the Transaction, the NioCorp Common Shares will trade on Nasdaq and will continue to trade on the TSX. In addition, NioCorp anticipates that, following the Transaction, the NioCorp Warrants will trade on Nasdaq. NioCorp intends to apply for listing of the NioCorp Common Shares and NioCorp Warrants on Nasdaq. See “Closing Conditions” below. Neither Nasdaq nor the TSX has conditionally approved any NioCorp listing application in connection with the Transaction and there is no assurance that such exchanges will approve the listing applications.

Joint Proxy Statement/Prospectus and Shareholder Meetings

As promptly as practicable after the date of the Business Combination Agreement, NioCorp will file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “registration statement”), which will include (i) a joint proxy statement of NioCorp and GXII to solicit proxies to obtain the Company Shareholder Approval and the GX Shareholder Approval at the Company Shareholder Meeting and the GX Shareholder Meeting, respectively, and (ii) a prospectus of NioCorp under Section 5 of the Securities Act of 1933 (the “Securities Act”) with respect to the NioCorp securities issuable in connection with the Transaction (as amended or supplemented from time to time, the “joint proxy statement/prospectus”). The definitive joint proxy statement/prospectus will be sent to NioCorp and GXII shareholders and will be filed with the SEC and, in the case of NioCorp, with the applicable Canadian securities regulatory authorities.

Closing

The closing (the “Closing”) will be no later than the second business day following the satisfaction or waiver of all of the closing conditions (the “Closing Date”). It is expected that the Closing will occur in the first quarter of 2023.

Representations, Warranties and Covenants

The Business Combination Agreement contains customary representations, warranties and covenants of (i) NioCorp and Merger Sub and (ii) GXII, relating to, among other things, their respective abilities and authority to enter into the Business Combination Agreement and their respective capitalization.

Closing Conditions

The consummation of the Transaction is subject to the satisfaction or waiver of certain customary closing conditions contained in the Business Combination Agreement, including, among other things, (i) obtaining required approvals of the Transaction and related matters by the respective shareholders of NioCorp and GXII, (ii) the effectiveness of the registration statement, (iii) receipt of approval for listing the NioCorp Common Shares to be issued in connection with the Transaction on Nasdaq, (iv) receipt of approval for listing the NioCorp Warrants on Nasdaq, (v) receipt of approval from the TSX with respect to the issuance and listing of the Common Shares issuable in connection with the Transaction, (vi) that NioCorp and its subsidiaries (including GXII, as the surviving company of the Second Merger) will have at least $5,000,001 of net tangible assets upon the consummation of the Transaction and after payment of underwriters’ fees or commissions, (vii) that, at Closing, NioCorp and its subsidiaries (including GXII, as the surviving company of the Second Merger) will have received cash in an amount equal to or greater than $15,000,000 in connection with the Transaction, subject to certain adjustments, and (viii) the absence of any injunctions enjoining or prohibiting the consummation of the Business Combination Agreement.

Registration Rights Agreement and Lock-Up

Pursuant to the Business Combination Agreement, in connection with the Closing, NioCorp, GXII, GX Sponsor II LLC, in its capacity as a shareholder of GXII (the “Sponsor”), the directors and officers of NioCorp (the “NioCorp Holders”) and the directors and officers of GXII (the “GXII Holders” and, together with the Sponsor and the NioCorp Holders, the “Holders”) will enter into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, NioCorp will be obligated to file a shelf registration statement to register the resale of certain securities of NioCorp held by the Holders after the Closing. The Registration Rights Agreement will also provide the Holders with certain “demand” and “piggy-back” registration rights, subject to certain requirements and customary conditions.

In addition, the Registration Rights Agreement will provide that the Sponsor and the NioCorp Holders will be subject to “lock-up” restrictions on transfer of NioCorp securities held by them after the Closing for the period beginning on the Closing Date and ending on the earlier of (i) one year after the Closing and (ii) subsequent to the Closing, (a) the date on which the volume-weighted average price of the NioCorp Common Shares on the principal securities exchange or market on which such securities are then traded has equaled or exceeded the quotient of $13.42 per share divided by 11.1829212 (as adjusted for stock splits (including the reverse stock split), recapitalizations and similar events) for 20 trading days within any 30-trading day period commencing at least 150 days after the Closing Date or (b) the date on which NioCorp completes a liquidation, merger, capital stock exchange, reorganization or similar transaction that results in all of NioCorp’s shareholders having the right to exchange their NioCorp Common Shares for cash, securities or other property.

Exchange Agreement

Pursuant to the Business Combination Agreement, in connection with the Closing, NioCorp, GXII and the Sponsor will enter into an exchange agreement (the “Exchange Agreement”), pursuant to which, among other things, the Sponsor will be entitled to exchange any or all of its shares of Second Merger Class B Shares in GXII for NioCorp Common Shares on a one-for-one basis, subject to certain equitable adjustments, in accordance with the terms of the Exchange Agreement. Under certain circumstances, and subject to certain exceptions, NioCorp may instead settle all or a portion of any exchange pursuant to the terms of the Exchange Agreement in cash, in lieu of NioCorp Common Shares, based on a volume-weighted average price of NioCorp Common Shares.

Alternative Proposals

The Business Combination Agreement contains certain non-solicitation restrictions prohibiting the parties and their affiliates and representatives from soliciting alternative acquisition proposals from third parties or providing nonpublic information to, or participating in discussions or negotiations with, third parties regarding alternative acquisition proposals, subject to certain exceptions related to proposals received by NioCorp that constitute a Superior Proposal.

Termination

The Business Combination Agreement may be terminated by NioCorp or GXII under certain circumstances, including, among others, (i) if NioCorp and GXII provide mutual written consent; (ii) by either NioCorp or GXII if, prior to the Closing, the Transaction is enjoined, prohibited or otherwise restrained by the terms of a final, non-appealable Order of a Governmental Entity of competent jurisdiction (provided, however, that the right to terminate the Business Combination Agreement under the clause described in this clause (ii) will not be available to a party whose breach of any provision of the Business Combination Agreement results in or materially contributes to causing such Order to be issued or the failure of the Order to be removed); (iii) by either NioCorp or GXII if the Closing does not occur on or before March 22, 2023, subject to certain extensions as permitted under the Business Combination Agreement (provided, however, that the right to terminate the Business Combination Agreement under the clause described in this clause (iii) will not be available to a party whose breach of any provision of the Business Combination Agreement results in or materially contributes to causing the Closing to fail to occur prior to March 22, 2023, subject to certain extensions as permitted under the Business Combination Agreement); (iv) by either NioCorp or GXII if the Company Shareholder Approval is not obtained at the Company Shareholder Meeting; (v) by either NioCorp or GXII if the GX Shareholder Approval is not obtained at the GX Shareholder Meeting; (vi) by NioCorp if GXII breaches any representation, warranty or covenant made by it in the Business Combination Agreement such that the conditions regarding the truth, completeness and correctness of the representations and warranties made by GXII and the performance by GXII of its covenants are not fulfilled as provided therein, subject to GXII’s cure right set forth therein; (vii) by NioCorp in order to enter into a definitive agreement providing for a Superior Proposal; (viii) by GXII if NioCorp or Merger Sub breaches any representation, warranty or covenant made by it in the Business Combination Agreement such that the conditions regarding the truth, completeness and correctness of the representations and warranties made by NioCorp and the performance by NioCorp and Merger Sub of their covenants are not fulfilled as provided therein, subject to NioCorp’s cure right set forth therein; or (ix) by GXII in the event of a change of recommendation by the board of directors of NioCorp (the “NioCorp Board”) or the failure of the NioCorp Board to publicly reaffirm its recommendation of the Business Combination Agreement and the Transaction.

Termination Fee

The Business Combination Agreement provides that, upon termination of the Business Combination Agreement in specified circumstances, NioCorp must pay GXII a termination fee of $15,000,000 (the “Base Termination Fee”). Such specified circumstances include, among others, termination of the Business Combination Agreement by NioCorp in order to enter into an agreement providing for a Superior Proposal, termination by GXII for a change of recommendation of the NioCorp Board, or a material breach of certain of NioCorp’s covenants relating to soliciting acquisition proposals.

In addition, the Business Combination Agreement provides that, upon termination of the Business Combination Agreement in specified circumstances, NioCorp is required to pay a termination fee in the amount of $25,000,000 (the “Intentional Breach Termination Fee”). Such specified circumstances include, among others, termination by GXII as a result of a willful and material breach by NioCorp such that certain conditions to Closing would not be satisfied at Closing (subject to a cure period), or as a result of NioCorp’s failure to consummate the closing of the Transaction within five business days after all the conditions to Closing have been satisfied and GXII has irrevocably confirmed in writing that it is prepared to consummate the Closing.

In addition, the Business Combination Agreement provides that, upon a termination of the Business Combination Agreement whereupon GXII will be entitled to the Base Termination Fee or the Intentional Breach Termination Fee, NioCorp is also required to pay an amount equal to the sum of all documented and reasonable out-of-pocket expenses paid or payable by GXII and the Sponsor in connection with the Business Combination Agreement and the Transaction, not to exceed $5,000,000.

Pursuant to the Business Combination Agreement, in no event will GXII be entitled to both the Base Termination Fee and the Intentional Breach Termination Fee.

The foregoing description of the Business Combination Agreement is qualified in its entirety by reference to the full text of the Business Combination Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01. The Business Combination Agreement is included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about NioCorp, Merger Sub or GXII. In particular, the assertions embodied in representations and warranties by the parties contained in the Business Combination Agreement are qualified by information in the disclosure schedules provided by the parties in connection with the signing of the Business Combination Agreement. These disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Business Combination Agreement. Moreover, certain representations and warranties in the Business Combination Agreement were used for the purpose of allocating risk between the parties, rather than establishing matters as facts. Accordingly, investors and security holders should not rely on the representations and warranties in the Business Combination Agreement as characterizations of the actual state of facts about NioCorp, Merger Sub or GXII.

GXII Support Agreement

On September 25, 2022, concurrently with the execution of the Business Combination Agreement, GXII, NioCorp, the Sponsor, and the GXII Holders entered into a support agreement (the “GXII Support Agreement”), pursuant to which the Sponsor and the GXII Holders agreed, among other things, to vote in favor of (i) an amendment to GXII’s Amended and Restated Certificate of Incorporation (the “GXII Charter”) to eliminate the automatic conversion of shares of Class B Common Stock of GXII, all of which are held by the Sponsor, into GXII Class A Shares at the time of a Business Combination (as defined in the GXII Charter), (ii) the Transaction, and (iii) any other proposals that are necessary to effectuate the Transaction. With respect to certain Second Merger Class B Shares that are subject to an earnout period, the Sponsor and the GXII Holders also agreed not to transfer such shares until NioCorp Common Shares achieve a trading price exceeding certain dollar thresholds set forth in the GXII Support Agreement, subject to the terms and conditions contemplated by the GXII Support Agreement. Such shares will be forfeited if the NioCorp Common Shares do not achieve the specified trading prices prior to the tenth anniversary of the Closing Date.

The foregoing description of the GXII Support Agreement is qualified in its entirety by reference to the full text of the GXII Support Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Company Support Agreement

On September 25, 2022, concurrently with the execution of the Business Combination Agreement, GXII, NioCorp and the NioCorp Holders entered into a support agreement (the “Company Support Agreement” and, collectively with the Registration Rights Agreement, the Exchange Agreement, and the GXII Support Agreement, the “Ancillary Agreements”), pursuant to which the NioCorp Holders agreed, among other things, to vote in favor of (i) the issuance of the NioCorp securities issuable in connection with the Transaction, (ii) an amendment to the articles of NioCorp, as amended effective January 27, 2015, to comply with applicable listing requirements of Nasdaq, and (iii) any other proposals that are necessary to effectuate the Transaction.

The foregoing description of the Company Support Agreement is qualified in its entirety by reference to the full text of the Company Support Agreement, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is hereby incorporated by reference into this Item 1.01.

Key Employee Agreements

On September 25, 2022, in connection with entry into the Business Combination Agreement, each of Neal Shah, Scott Honan and Jim Sims (collectively, the “Executives”) entered into Employment Agreements with ECRC (collectively, the “Employment Agreements”). Subject to each Executive entering into a Restrictive Covenant Agreement (collectively, the “Restrictive Covenant Agreements”) with ECRC prior to the Closing, the Employment Agreements will become effective upon the Closing, and will continue until either the Executive or ECRC terminates the Executive’s employment for any reason. Pursuant to the Employment Agreements, Mr. Shah will serve as Chief Financial Officer of NioCorp, Mr. Honan will serve as the Chief Operating Officer of NioCorp and as President of ECRC, and Mr. Sims will serve as the Chief Communications Officer of NioCorp. The Employment Agreements for each of Mr. Shah and Mr. Sims provide for an annual base salary of $220,000 per year, and Mr. Honan’s Employment Agreement provides for an annual base salary of $260,000 per year. The annual base salary rates for the Executives will be reviewed at least annually for potential increases. The Employment Agreements also provide each of the Executives with eligibility to participate in (i) any annual cash bonus plan and/or any long-term incentive compensation plan as may be established by ECRC or its affiliates, and (ii) any employee benefit plan, program, or policy of ECRC or its affiliates as may be in effect for senior executives of ECRC or its affiliates generally. The Employment Agreements also include the following additional features: (i) severance benefits upon certain qualifying terminations of employment, consisting of: (a) for a qualifying termination of the Executive’s employment by ECRC without Cause (as such term is defined in the Employment Agreements) that does not occur within two years after a Change in Control of ECRC (as defined in the Employment Agreements), certain accrued obligations, plus 12 months of salary continuation, and (b) for a qualifying termination of the Executive’s employment by ECRC without Cause or by the Executive for Good Reason (as such term is defined in the Employment Agreements) that occurs within two years after a Change in Control (a “Change in Control Termination”), certain accrued obligations, and a lump sum cash amount equal to two times the Executive’s annual base salary as in effect at the time of such termination; and (ii) a requirement that each Executive execute a customary release of claims in favor of ECRC to receive severance compensation. The Restrictive Covenant Agreements will include customary restrictive covenants, including non-competition and non-solicitation obligations that remain in effect both during the employment term and for one year following termination of the Executive’s employment other than a Change in Control Termination (in which case the period will be two years following such Change in Control Termination), as well as other customary restrictive covenants that remain in effect indefinitely, such as confidentiality provisions.

The foregoing description of the Employment Agreements and Restrictive Covenant Agreements is qualified in its entirety by reference to the full text of the Employment Agreements and form of Restrictive Covenant Agreement, copies of which are filed as Exhibits 10.3, 10.4, 10.5 and 10.6 to this Current Report on Form 8-K and are hereby incorporated by reference into this Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is hereby incorporated by reference into this Item 5.02.

Additional Information about the Proposed Transaction and Where to Find It

In connection with the proposed Transaction, NioCorp intends to file a registration statement on Form S-4 (the “registration statement”) with the SEC, which will include a document that serves as a prospectus and proxy circular of NioCorp and a proxy statement of GXII, referred to as a “joint proxy statement/prospectus.” The definitive joint proxy statement/prospectus will be filed with the SEC as part of the registration statement and, in the case of NioCorp, with the applicable Canadian securities regulatory authorities, and will be sent to all NioCorp shareholders and GXII stockholders as of the applicable record date to be established. Each of NioCorp and GXII may also file other relevant documents regarding the proposed Transaction with the SEC and, in the case of NioCorp, with the applicable Canadian securities regulatory authorities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF NIOCORP AND GXII ARE URGED TO READ THE REGISTRATION STATEMENT, THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC AND, IN THE CASE OF NIOCORP, WITH THE APPLICABLE CANADIAN SECURITIES REGULATORY AUTHORITIES IN CONNECTION WITH THE PROPOSED TRANSACTION, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus (if and when available) and all other relevant documents that are filed or that will be filed with the SEC by NioCorp or GXII through the website maintained by the SEC at www.sec.gov. Investors and security holders will be able to obtain free copies of the joint proxy statement/prospectus (if and when available) and all other relevant documents that are filed or that will be filed with the applicable Canadian securities regulatory authorities by NioCorp through the website maintained by the Canadian Securities Administrators at www.sedar.com. The documents filed by NioCorp and GXII with the SEC and, in the case of NioCorp, with the applicable Canadian securities regulatory authorities also may be obtained by contacting NioCorp at 7000 South Yosemite, Suite 115, Centennial CO 80112, or by calling (720) 639-4650; or GXII at 1325 Avenue of the Americas, 28th Floor, New York, NY 10019, or by calling (212) 616-3700.

Participants in the Solicitation

NioCorp, GXII and certain of their respective directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be participants in the solicitation of proxies from NioCorp’s shareholders and GXII’s stockholders in connection with the proposed Transaction. Information regarding the executive officers and directors of NioCorp is included in its management information and proxy circular for its 2021 annual general meeting of shareholders filed with the SEC and the applicable Canadian securities regulatory authorities on October 22, 2021. Information regarding the executive officers and directors of GXII is included in its Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 25, 2022. Additional information regarding the persons who may be deemed to be participants in the solicitation, including information regarding their interests in the proposed Transaction, will be contained in the registration statement and the joint proxy statement/prospectus (if and when available). NioCorp’s shareholders and GXII’s stockholders and other interested parties may obtain free copies of these documents free of charge by directing a written request to NioCorp or GXII.

No Offer or Solicitation

This Current Report on Form 8-K and the information contained herein do not constitute (i) (a) a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed Transaction or (b) an offer to sell or the solicitation of an offer to buy any security, commodity or instrument or related derivative, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction or (ii) an offer or commitment to lend, syndicate or arrange a financing, underwrite or purchase or act as an agent or advisor or in any other capacity with respect to any transaction, or commit capital, or to participate in any trading strategies. No offer of securities in the United States or to or for the account or benefit of U.S. persons (as defined in Regulation S under the Securities Act) shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act. In Canada, no offering of securities shall be made except by means of a prospectus in accordance with the requirements of applicable Canadian securities laws or an exemption therefrom. This Current Report on Form 8-K is not, and under no circumstances is it to be construed as, a prospectus, offering memorandum, an advertisement or a public offering in any province or territory of Canada. In Canada, no prospectus has been filed with any securities commission or similar regulatory authority in respect of any of the securities referred to herein.

Forward-Looking Statements

This Current Report on Form 8-K and the information incorporated by reference herein contain forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995 and forward-looking information within the meaning of applicable Canadian securities laws. Forward-looking statements may include, but are not limited to, statements about the parties’ ability to close the proposed Transaction, including NioCorp and GXII being able to receive all required regulatory, third-party and shareholder approvals for the proposed Transaction; the anticipated benefits of the proposed Transaction, including the potential amount of cash that may be available to the combined company upon consummation of the proposed Transaction and the use of the net proceeds following the redemptions by GXII public shareholders; NioCorp’s expectation that its common shares will be accepted for listing on the Nasdaq Stock Market following the closing of the proposed Transaction; the execution of definitive agreements relating to the convertible debenture transaction and the stand by equity purchase facility contemplated by the term sheets with Yorkville Advisors Global, LP (“Yorkville”); the financial and business performance of NioCorp; NioCorp’s anticipated results and developments in the operations of NioCorp in future periods; NioCorp’s planned exploration activities; the adequacy of NioCorp’s financial resources; NioCorp’s ability to secure sufficient project financing to complete construction and commence operation of the Elk Creek Project; NioCorp’s expectation and ability to produce niobium, scandium, and titanium at the Elk Creek Project; the outcome of current recovery process improvement testing, and NioCorp’s expectation that such process improvements could lead to greater efficiencies and cost savings in the Elk Creek Project; the Elk Creek Project’s ability to produce multiple critical metals; the Elk Creek Project’s projected ore production and mining operations over its expected mine life; the completion of the demonstration plant and technical and economic analyses on the potential addition of magnetic rare earth oxides to NioCorp’s planned product suite; the exercise of options to purchase additional land parcels; the execution of contracts with engineering, procurement and construction companies; NioCorp’s ongoing evaluation of the impact of inflation, supply chain issues and geopolitical unrest on the Elk Creek Project’s economic model; the impact of health epidemics, including the COVID-19 pandemic, on NioCorp’s business and the actions NioCorp may take in response thereto; and the creation of full time and contract construction jobs over the construction period of the Elk Creek Project. In addition, any statements that refer to projections (including Averaged EBITDA, Averaged EBITDA Margin and After-Tax Cumulative Net Free Cash Flow), forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on the current expectations of the management of NioCorp and GXII, as applicable, and are inherently subject to uncertainties and changes in circumstances and their potential effects and speak only as of the date of such statement. There can be no assurance that future developments will be those that have been anticipated. Forward-looking statements reflect material expectations and assumptions, including, without limitation, expectations and assumptions relating to: the future price of metals; the stability of the financial and capital markets; NioCorp and GXII being able to receive all required regulatory, third-party and shareholder approvals for the proposed Transaction; the amount of redemptions by GXII public shareholders; the execution of definitive agreements relating to the convertible debenture transaction and the stand by equity purchase facility contemplated by the term sheets with Yorkville; and other current estimates and assumptions regarding the proposed Transaction and its benefits. Such expectations and assumptions are inherently subject to uncertainties and contingencies regarding future events and, as such, are subject to change. Forward-looking statements involve a number of risks, uncertainties or other factors that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those discussed and identified in public filings made by NioCorp and GXII with the SEC and, in the case of NioCorp, with the applicable Canadian securities regulatory authorities and the following: the amount of any redemptions by existing holders of GXII Class A Shares being greater than expected, which may reduce the cash in trust available to NioCorp upon the consummation of the business combination; the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement and/or payment of the termination fees; the outcome of any legal proceedings that may be instituted against NioCorp or GXII following announcement of the Business Combination Agreement and the transactions contemplated therein; the inability to complete the proposed transactions due to, among other things, the failure to obtain NioCorp shareholder approval or GXII shareholder approval or the execution of definitive agreements relating to the convertible debenture transaction and the stand by equity purchase facility contemplated by the term sheets with Yorkville; the risk that the announcement and consummation of the proposed transactions disrupts NioCorp’s current plans; the ability to recognize the anticipated benefits of the proposed transactions; unexpected costs related to the proposed transactions; the risks that the consummation of the proposed transactions is substantially delayed or does not occur, including prior to the date on which GXII is required to liquidate under the terms of its charter documents; NioCorp’s ability to operate as a going concern; NioCorp’s requirement of significant additional capital; NioCorp’s limited operating history; NioCorp’s history of losses; cost increases for NioCorp’s exploration and, if warranted, development projects; a disruption in, or failure of, NioCorp’s information technology systems, including those related to cybersecurity; equipment and supply shortages; current and future offtake agreements, joint ventures, and partnerships; NioCorp’s ability to attract qualified management; the effects of the COVID-19 pandemic or other global health crises on NioCorp’s business plans, financial condition and liquidity; estimates of mineral resources and reserves; mineral exploration and production activities; feasibility study results; changes in demand for and price of commodities (such as fuel and electricity) and currencies; changes or disruptions in the securities markets; legislative, political or economic developments; the need to obtain permits and comply with laws and regulations and other regulatory requirements; the possibility that actual results of work may differ from projections/expectations or may not realize the perceived potential of NioCorp’s projects; risks of accidents, equipment breakdowns, and labor disputes or other unanticipated difficulties or interruptions; the possibility of cost overruns or unanticipated expenses in development programs; operating or technical difficulties in connection with exploration, mining, or development activities; the speculative nature of mineral exploration and development, including the risks of diminishing quantities of grades of reserves and resources; claims on the title to NioCorp’s properties; potential future litigation; and NioCorp’s lack of insurance covering all of NioCorp’s operations.

Should one or more of these risks or uncertainties materialize or should any of the assumptions made by the management of NioCorp and GXII prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements.

All subsequent written and oral forward-looking statements concerning the proposed Transaction or other matters addressed herein and attributable to NioCorp, GXII or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements contained or referred to herein. Except to the extent required by applicable law or regulation, NioCorp and GXII undertake no obligation to update these forward-looking statements to reflect events or circumstances after the date hereof to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit	Description
2.1**	Business Combination Agreement, dated as of September 25, 2022, by and among NioCorp Developments Ltd., GX Acquisition Corp. II and Big Red Merger Sub Ltd
10.1	GXII Support Agreement, dated as of September 25, 2022, by and among GX Acquisition Corp. II, NioCorp Developments Ltd., GX Sponsor II LLC, in its capacity as a shareholder of GX Acquisition Corp. II, and certain other shareholders of GX Acquisition Corp. II
10.2	Company Support Agreement, dated as of September 25, 2022, by and among GX Acquisition Corp. II, NioCorp Developments Ltd. and certain shareholders of NioCorp Developments Ltd.
10.3#	Employment Agreement, dated as of September 25, 2022, by and between Elk Creek Resources Corporation and Neal Shah
10.4#	Employment Agreement, dated as of September 25, 2022, by and between Elk Creek Resources Corporation and Scott Honan
10.5#	Employment Agreement, dated as of September 25, 2022, by and between Elk Creek Resources Corporation and Jim Sims
10.6#	Form of Restrictive Covenant Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
#	Management compensation plan, arrangement or agreement.
**	Certain exhibits to this agreement have been omitted pursuant to Instruction 4 to Item 1.01 of Form 8-K. A copy of any omitted exhibit will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NIOCORP DEVELOPMENTS LTD.

DATE: September 29, 2022	By:	/s/ Neal S. Shah
Neal S. Shah Chief Financial Officer